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                                                                  Exhibit (a)(2)

                                    Form Of

                               USLICO SERIES FUND

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST

The undersigned, being a majority of the Trustees of USLICO Series Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Section 11.4 of the Trust's Declaration of Trust dated January 19, 1988, as amended (the "Declaration of Trust"), and the approval on February 21, 2002 of the holders of a majority of the Shares outstanding and entitled to vote, hereby amend the Declaration of Trust to remove the upper limit on the number of Trustees that the Board of Trustees may set from time to time, as follows:

      1. Section 2.6 of the Declaration of Trust, executed on January 19, 1988, as amended, is hereby amended, effective February 21, 2002, to read in its entirety as follows:

      "Section 2.6. Number of Trustees. The number of Trustees serving hereunder at any time shall be determined by the Trustees themselves, but once Shares have been issued, shall not be less than two (2)."
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      IN WITNESS WHEREOF, the undersigned have signed this Certificate of
Amendment of Declaration of Trust as of the day and year first above written.



---------------------------------        --------------------------------
Paul S. Doherty, as Trustee              Jock Patton, as Trustee


---------------------------------        --------------------------------
J. Michael Earley, as Trustee            David W.C. Putnam, as Trustee


---------------------------------        --------------------------------
R. Barbara Gitenstein, as Trustee        Blaine E. Rieke, as Trustee


---------------------------------        --------------------------------
R. Glenn Hilliard, as Trustee            John G. Turner, as Trustee


---------------------------------        --------------------------------
Walter H. May, as Trustee                Roger B. Vincent, as Trustee


---------------------------------        --------------------------------
Thomas J. McInerney, as Trustee          Richard A. Wedemeyer, as Trustee